10164

                                NEW GAS
                              FIXED PRICE
                             LIFE OF WELL
                        GAS PURCHASE AGREEMENT


                           TABLE OF CONTENTS
                           -----------------


                                                                  Page
                                                                  ----

Article I      Term                                                   1

Article II     Point(s) of Delivery and Quality of Gas                3

Article III    Measurement                                            7

Article IV     Obligations to Take and Deliver Gas                    9

Article V      Price                                                 12

Article VI     Force Majeure                                         13

Article VII    Liability                                             14

Article VIII   Notices                                               15

Article IX     Production Period and Statement                       15

Article X      Further Obligations and Representations               16

Article XI     Miscellaneous                                         20


Exhibit
-------

     A - Dedicated Wells

GPC-LOW 6/91

                              EXHIBIT 10.2

                                NEW GAS
                             LIFE OF WELL
                              FIXED PRICE
                        GAS PURCHASE AGREEMENT
                        ----------------------


     THIS AGREEMENT, (the "Agreement"), effective as of the 2nd day of August, 1991, is entered into by and between Tatum Petroleum Corporation, the "Seller," and The East Ohio Gas Company, an Ohio corporation, the "Buyer."

                                 RECITAL
                                 -------

     WHEREAS Seller desires to sell and deliver to Buyer, and Buyer desires to purchase from Seller, at the Point(s) of Delivery specified in the Agreement, all the natural gas produced from and during the life of the Ohio well or wells described in Exhibit A attached and made a part of the Agreement, at the prices and upon and subject to the terms, conditions and limitations provided in the Agreement;

     NOW THEREFORE, in consideration of their mutual covenants and promises contained in the Agreement, Seller and Buyer agree as follows:

                               ARTICLE I

                                 TERM
                                 ----

     1. The Agreement shall continue in force from its date for fifteen years and for as long thereafter as gas from any well listed on Exhibit A can be produced in paying and marketable quantities, provided, however, that if at any time the delivery by Seller at the Point(s) of Delivery of gas from any well

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subject to the Agreement shall be less than an average of twenty thousand cubic feet per day for any Production Period during which neither the delivery nor receipt of gas has been interrupted pursuant to Articles II, IV or VI of the Agreement, then Buyer, at its sole option, may terminate the Agreement as to the gas produced from any such well, or from each of such wells if there are more than one, by giving Seller thirty days prior written notice of such termination.

     2. Additional wells may be added to Exhibit A and existing wells listed on Exhibit A may be abandoned during the term of the agreement, but such additions or abandonment shall only be permitted and become effective after the execution of a written supplement to Exhibit A, executed by both Buyer and Seller, specifying the effective date of any such additions or abandonments. The execution of such supplements shall be at the sole discretion of Buyer, which has no obligation to execute any such supplement.

     3. The Agreement shall not extend and become effective as to any well listed on Exhibit A or on any supplement to Exhibit A unless such well is turned on and gas from it is being received by Buyer at the Point(s) of Delivery within ninety days of the date of either the Agreement or the execution of the supplement to Exhibit A, whichever includes such well.

     4. Termination for any cause shall not affect either party's rights or duties arising prior to such termination.

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

                              ARTICLE II
                         POINT(S) OF DELIVERY
                          AND QUALITY OF GAS
                          ------------------

     1. Seller shall promptly proceed with the construction of any necessary pipe line extending from the well or wells subject to the Agreement to the terminal point or points determined by Buyer, hereinafter referred to as the "Point(s) of Delivery." The Point(s) of Delivery shall be measuring stations furnished, constructed, owned, operated and maintained by Buyer, located on Buyer's pipe lines as now constructed or on any extension which may later be constructed. The sites for said measuring stations shall be furnished by Buyer, or, if by Seller, with rights of ingress and egress granted to Buyer. As soon as practicable after completion of a pipe line by Seller to a Point of Delivery, Buyer shall construct the necessary gas measuring station. Buyer may at any time, at its option, install additional measuring equipment so as to individually meter the gas from any well subject to the Agreement. Seller may request that Buyer change any Point of Delivery after its location has been originally established. If Buyer, in its sole discretion, agrees to make such a change, all costs incurred by Buyer for any alternate site, for the movement of any measuring and regulating station equipment, or for any new or additional metering facilities will be promptly reimbursed to Buyer by Seller after receipt of an itemized invoice.

     2. Seller's rights as Lessee under the terms of any lease pursuant to which any well subject to the Agreement is drilled, for the purposes of installing, operating, maintaining and

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removing any facilities and equipment, including measuring equipment, and its rights of ingress and egress to the well and measuring station, shall be extended to Buyer. Seller shall provide and maintain in good repair access roads, suitable for use by Buyer's vehicles, to all well sites and measuring stations. Should Seller not secure, provide and maintain both physical and legal access to any well or wells subject to the Agreement for Buyer, then Buyer shall, in its sole discretion, have the right to terminate the Agreement as to such well or wells.

     3. Seller may use such mechanical pressurization as it deems necessary to deliver gas to Buyer at the Point(s) of Delivery, but the gas shall be taken by Buyer against such pipe line pressures as Buyer in its sole judgment deems necessary to maintain in its pipe line system either by reason of its market demands and deliveries of gas into its pipe line system from other sources of supply or in accordance with good safety practices and requirements and the regulations of government authorities. Should Seller compress and pump the gas to be delivered to Buyer at the Point(s) of Delivery, Seller shall also install and maintain at its own expense the necessary equipment for the elimination or suppression of pulsations in the flowing gas that are created by compression equipment, and, in addition, Seller will install the necessary equipment to insure a flowing temperature not to exceed 120 degrees Fahrenheit at the Point(s) of Delivery.

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     4.  Buyer may at any time suspend the taking of gas hereunder for safety reasons or while making repairs or alterations to, or conducting tests of, its pipelines or other facilities. When practicable Buyer shall notify Seller in advance of its plans to suspend the taking of gas, giving its best estimate of the duration of the suspension. Such repairs, alterations or test; shall be completed with due diligence. Any period of suspension of Purchases pursuant to this paragraph shall be in addition to all other rights of Buyer to suspend purchases pursuant to the Agreement.

     5. Seller shall install and maintain, at Seller's expense, the necessary equipment for separating and removing oil, water, salt, crust, sulphur or sulphur compounds, nitrogen or nitrogen compounds, and other gaseous impurities, objectionable odors, and foreign matter or substances and mechanical pulsations from the gas before its delivery to Buyer at Point(s) of Delivery. Seller is obligated to deliver to Buyer at the Point(s) of Delivery only such gas as is free from all substances or flowing conditions which might affect or impair its marketability or cause injury to or interference with the operation of the pipe lines, regulators, meters or other equipment of Buyer or Buyer's customers. Buyer may refuse at any time any gas which contains gaseous impurities or objectionable odors or otherwise does not meet Buyer's gas quality standards. Other than as provided for in this paragraph, however, the gas delivered to Buyer hereunder shall be delivered in its natural state without any of its component parts having been extracted.

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

     6. Seller at all times shall deliver to Buyer at the Point(s) of Delivery gas having a gross heating value of not less than 1,000 British thermal units per cubic foot at 14.73 pounds per square inch absolute ("PSIA"), sixty degrees Fahrenheit and saturated with water vapor. Seller shall deliver only such gas which does not contain more than 1/4 grain of hydrogen sulfide per 100 cubic feet of gas volume (8 ppm of sulfur, by weight) nor contain more than 3/4 grain of total sulfur per 100 cubic feet of gas volume (22 ppm of sulfur, by weight).

     7. If, by reason of the presence of any impurities in the gas delivered to Buyer, or as a result of any other act or failure to act which is inconsistent with the provisions of this Article II, any of Buyer's property or equipment is damaged or otherwise rendered inoperative, Buyer shall bill Seller, and Seller shall pay within fifteen days of receipt of an itemized invoice, for the cost of all necessary repairs, corrections and replacements.

     8. All pipe lines, fittings, and other properties furnished under the Agreement shall remain the property of the party furnishing the same who shall be solely responsible for the maintenance and operation thereof, and each party may remove its property at the termination of the Agreement, provided however, that any property the cost of which has been reimbursed to Buyer by Seller pursuant to paragraph 1 of this Article II shall remain the property of, and shall be operated and maintained by, Buyer.

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

                              ARTICLE III
                              MEASUREMENT
                              -----------

     1. The unit of measurement for gas hereunder shall be one cubic foot of gas, and the term "cubic foot of gas" means a cubic foot of gas at a pressure of 14.73 pounds per square inch absolute and at a temperature of sixty degrees (60) Fahrenheit. For purposes of measurement and meter calibration, atmospheric pressure shall be assumed to be 14.4 PSIA. All gas delivered to Buyer by Seller hereunder shall be measured by orifice or other measurement facility of standard type to be selected and furnished by Buyer. Orifice meters of Buyer shall be constructed and installed in accordance with the applicable provisions of the American National Standard "Orifice Metering of Natural Gas," ANSI/API 2530, First Edition, and any amendments thereto. The volumes of gas delivered to Buyer at pipeline pressures and temperatures shall be computed from meter records and converted into the cubic foot or thousand cubic foot ("MCF") unit of measurement specified here in accordance with standard industry practice. Correction shall not be made for deviation from the Ideal Gas Laws. The temperature of the gas flowing through each meter is assumed to be sixty degrees (60) Fahrenheit, provided, however, that Buyer may at any time install a recording thermometer to record the temperatures of the gas flowing through the meter, in which event the arithmetic average of the hourly temperatures recorded shall thereafter be used in correcting the volumes delivered hereunder to the unit of measurement specified herein above.

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

     2. Buyer shall furnish, install and maintain in good condition all meters and regulating equipment at the Point(s) of Delivery. Buyer shall read the meters, which shall be accessible to inspection and examination by Seller at all reasonable times. If Seller challenges the accuracy of any meter or measuring equipment in use under this Agreement and desires to have the same tested, Buyer shall, if Seller desires, perform the test in the presence of Seller or Seller's representative. The cost of testing the meter shall be borne by Seller if the meter proves to be correct, and it shall be deemed correct if there shall be no greater variation than three percent (3%), either plus or minus. If the meter on test proves incorrect, then the cost of testing shall be borne by Buyer. If a meter does prove incorrect, as provided herein, the registration of such meter shall be corrected at the rate of such inaccuracy for a period agreed upon by the Buyer and Seller. In no event will the inaccuracy adjustment period exceed the lesser of one half the period of time from the last test, or the period from the first of the preceding Production Period prior to the date of challenge by either party. For the purpose of testing, the meter shall be tested and adjusted on the ground. During the time a meter is disconnected from the line, the gas delivered may be estimated by Buyer until the meter is again connected to the line, such estimate to be on the basis of the amount of gas registered at like pressures for like periods of time when the meter was registering accurately.

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

                              ARTICLE IV
                          OBLIGATIONS TO TAKE
                            AND DELIVER GAS
                            ---------------

     1. Subject the terms and conditions of the Agreement, Buyer shall buy all the gas delivered to it by Seller at the Point(s) of Delivery, and Seller shall, and is obligated to use its best efforts to, produce, deliver and sell to Buyer all the gas owned, produced or purchased by Seller from all wells listed on Exhibit A on each day of the term of the Agreement, in an efficient and expeditious manner, other than that required for drilling operations with respect to such wells. However, if required by the terms of the oil and gas lease pursuant to which the gas subject to the Agreement is produced, Seller may also provide up to 300 MCF per year to one dwelling on the leased property from one well. Further, if required by the lease, each additional dwelling on the leased property, if any, may also be provided with up to 300 MCF per year if an additional well is producing gas on the leased property for each such additional dwelling. In no event shall any dwelling receive gas from more than one well, nor shall any well provide gas for more than one dwelling, no matter how many dwellings or wells are located on the leased property. If any other or greater volumes are diverted from Buyer, then, at buyer's option, the price per MCF set forth in Article V will become, for all gas from each well from which the excess volumes were diverted, the Short Term Spot Price being paid by Buyer at the time of the diversion, as such price may be amended by Buyer. The adjusted price shall continue for a period of one year and as long thereafter as the unauthorized diversion

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

continues. Further, if the unauthorized diversion continues beyond one year, Buyer at its option may take any or all of the following actions: invoice Seller for the cost of the measuring station, impose a fee of two cents ($.02) per MCF to pay for the costs of measuring the gas, withhold such fees or costs from payments for gas volumes associated with the well or wells, and treat the diversion as a breach of the Agreement and pursue any or all legal and equitable remedies, including termination and specific performance. Buyer will immediately notify Seller in writing of any unauthorized diverted volumes it becomes aware of and its actions in response thereto.

     2. It is understood and agreed, however, that Buyer's obligation to take gas from any well or wells subject to the Agreement, in addition to the limitations imposed elsewhere by the Agreement, is limited to one hundred and eighty (180) days in each or any calendar year beginning January 1 and ending December 31, except for the initial calendar year, being the year in which gas from any well listed on Exhibit A is first produced and delivered at the Point(s) of Delivery, during which period Buyer agrees to take gas at least fifty percent (50%) of the time remaining after the initial delivery date until the end of the initial calendar year. Pursuant to this paragraph Buyer may suspend taking gas at any time and for any reason, including price, but Buyer shall have the right to require delivery or the resumption of delivery of gas on each day of every year, subject to the terms of the Agreement.

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

     3. If Buyer wishes Seller to cease delivering gas from any or all wells subject to this Agreement pursuant to any provision of the Agreement, Buyer shall notify Seller by telephone or letter, and Seller, on receipt of such notice, shall immediately cease deliveries and shut in the well or wells as directed by Buyer. Should Seller fail to comply with Buyer's instructions within a reasonable time in Buyer's sole judgment, Buyer may take all action necessary to shut in such wells or otherwise interrupt the receipt of gas at the Point(s) of Delivery or elsewhere, without additional notice. If Buyer is unable to, or elects not to, shut in the wells or otherwise interrupt receipt of the gas in the event Seller fails to do so after receiving notice and instructions to do so pursuant to this paragraph, any continuing deliveries to Buyer after such notice shall be deemed to have been supplied by Seller to Buyer at no cost, and Buyer shall not be obligated to make any payments to Seller therefor. Wells shut in pursuant to this Article shall remain shut in, and deliveries of gas from such wells shall not resume, until Buyer in its sole discretion notifies Seller, by telephone or letter, that deliveries may be resumed. Buyer's right to recall shut-in gas and to resume purchases shall be absolute. Upon notice from Buyer, Seller shall resume deliveries as soon as practicable.

     4. It is understood that Buyer has no obligation, implied or expressed, to take gas on more than one hundred and eighty (180) days in any year, nor on consecutive days, nor any obligation to take any specific volume of gas, nor gas from any specific well or wells during the periods in which Buyer is

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

taking gas, except as expressly provided for pursuant to the Agreement. It is the intent of the Parties, by this provision, to recognize that the nature, timing, frequency and duration of Buyer's shut-in of wells or other refusals to accept gas shall be at Buyer's sole discretion, subject only to Buyer's express obligations to take gas in accordance with the terms of the Agreement. Buyer shall not be liable for any damages, direct or indirect, through loss of gas, or otherwise, sustained by Seller, its heirs, executors, administrators or assigns, resulting from or arising out of the failure or refusal of the Buyer to take gas, or out of any actions incidental to its cessation of taking gas, or shutting in of wells, if such failure, refusal or action is contemplated or permitted by the terms of the Agreement.

     5.  Buyer's rights to suspend the taking of gas pursuant to this
Article IV shall be in addition to its rights to suspend taking gas pursuant to any other provisions of the Agreement.


                               ARTICLE V
                                 PRICE
                                 -----

     Subject to the terms and conditions of the Agreement, the price to be paid by Buyer for all volumes of gas from wells subject to the Agreement sold and delivered to the Point(s) of Delivery, shall be $2.50 MCF. In addition, Buyer will pay $0.20/MCF to Seller as reimbursement for the cost of delivering or transporting the gas to Buyer. The prices set forth in this Article V represent: the full and complete price to be paid for gas subject to the Agreement as delivered to the Point(s) of Delivery. Buyer is not obligated to pay any additional or other

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

price than the prices set forth here, regardless of what it may pay for any other gas or transportation at any other time or date or pursuant to any other agreement. The prices provided for in this Article shall be subject to the provisions of Article IV, paragraph 1 and Article XI, paragraphs 2 and 4 of the Agreement.

                              ARTICLE VI
                             FORCE MAJEURE
                             -------------

     1. The term "Force Majeure" as used herein, and as applied to either party hereto, shall mean acts of the law, including governmental bodies acting pursuant to law, acts of God, strikes, lockouts, or other labor disturbances, acts of the public enemy, war, blockades, insurrections, riots, epidemics, fires, lightning, storms, floods, washouts, arrests, and restraint by government or people, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, freezing of wells or pipe lines, partial or entire failure of such wells, the necessity for making repair to or alteration of machinery or line of pipe, or any other cause, whether of the kind herein enumerated or otherwise, not reasonably within the control of the party invoking Force Majeure. It is understood that settlement of strikes, lockouts or labor disturbances shall be entirely within the discretion of the party having the difficulty and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or labor disturbances by acceding to the demands of an opposing party when such course is inadvisable in the discretion or judgment of the party having the difficulty.

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

     2. Neither party to this Agreement shall be liable for any damage or loss that may be occasioned by any failure, depletion, shortage, or interruption in the production of gas from a well, or any decline in natural pressure. In the event either party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payment of amounts due hereunder, then the obligations of such party, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused. However, the party claiming the existence of Force Majeure shall use all reasonable efforts to remedy promptly any situation which may interfere with the performance of its obligations under the Agreement.

     3. Neither Force Majeure or other causes or contingencies recognized pursuant to the Agreement shall relieve either party of liability or responsibility unless notice and full particulars are given in writing to the other by the party relying on such facts, as soon as reasonably practicable after the occurrence of the facts relied upon. Such facts shall not, however, in any event, release either party from liability in the event of its concurring negligence, nor from its obligations to make payments of amounts then due.


                              ARTICLE VII
                               LIABILITY
                               ---------

     1. Buyer and Seller shall each have responsibility for, and shall indemnify and hold the other, its agents, employees, officers, directors and parent, harmless from and against, any

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

claim, demand, action, liability, cost, expense (including reasonable attorneys' fees), damages or loss, arising from or because of anything which may be done or may happen or arise with respect to the gas while it is within its own control as defined in Article X, paragraph 2 of the Agreement.

     2. Neither Buyer nor Seller shall be liable in damages to the other for any interruption in, or for any act, omission, or circumstance occasioned by or in consequence of, or related to, any such interruption, if such interruption is contemplated by any provision of the Agreement.


                             ARTICLE VIII
                                NOTICES
                                -------

     Notices to Buyer required under or relating to the Agreement shall be addressed to it at P.O. Box 5759, Cleveland, Ohio 44101-0759, Attention:
Manager, Appalachian Gas Procurement (216/736-5365). All notices and payments to Seller required under or relating to the Agreement shall be made and mailed to:

     Mr. Zachary T. Tatum
     Tatum Petroleum Corporation
     3910 Prospect Avenue, Suite F
     Yorba Linda, CA 92686
     Telephone: 714/524-5759


                              ARTICLE IX
                           PRODUCTION PERIOD
                             AND STATEMENT
                             -------------

     1. Deliveries of gas to the Point(s) of Delivery shall be measured during Production Periods. Production Periods shall be periods of between twenty-eight and thirty-five days. Production Periods shall be identified by the name of the month in which the period ends.

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     2.  Once each month Buyer shall render a statement setting forth the total quantity of gas received at the Point(s) of Delivery during the prior month's Production Period, and any payment due to Seller. Any such payments may be reduced by any amounts due to Buyer from Seller pursuant to any provision of the Agreement.


                               ARTICLE X
                          FURTHER OBLIGATIONS
                          AND REPRESENTATIONS
                          -------------------

     1. Seller warrants that all of the gas sold and delivered to buyer has been produced from wells in Ohio, that it has good, marketable title to the gas sold as and when delivered to Buyer at the Point(s) of Delivery, and that gas so delivered is free from all liens and encumbrances. Seller covenants and agrees to indemnify Buyer, its officers and directors, parents and affiliates, for, and save them harmless from, all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or attributable to the adverse claims of any and all other persons or parties to the gas delivered to Buyer hereunder; provided, however, that if any person or party makes claim to any gas delivered to Buyer hereunder adverse to Seller's claim of ownership thereof, or obtains a lien or encumbrance against the same, Buyer may withhold payment for such gas without liability for the payment of interest on the amounts withheld, until such adverse claim or lien is released or disposed of by the parties or by final court action and may pay such withheld amount or amounts to the party or parties finally determined to be entitled thereto.

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     2.  Seller shall be deemed to be in control and possession of the gas sold by it hereunder until it shall have been delivered to Buyer at the Point(s) of Delivery, after which delivery Buyer shall be deemed to be in control and possession thereof. Buyer shall have no responsibility with respect to any gas sold to it hereunder until it is delivered at any such delivery point, and no responsibility therefor because of anything which may be. done, or may happen or arise with respect to said gas before delivery to Buyer at such delivery point; and Seller shall have no responsibility with respect to said gas after its delivery to Buyer and no responsibility because of anything which may be done or may happen or arise with respect to said gas after its delivery to Buyer at such delivery point, except that nothing contained herein shall release Seller from its obligations pursuant to Articles II and X of the Agreement.

     3. Seller shall give thirty days notice in writing to Buyer of any intended or anticipated expiration of any lease on which any well or wells subject to the Agreement are located, either by surrender, release, cancellation, expiration of term, cessation of production, abandonment, or otherwise, and of Seller's intention to abandon any wells, casing, tubing, pipelines or associated equipment or facilities (the "well property") on the premises covered by any such lease.

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     4.  No action shall be brought by Seller against Buyer on account of any claimed failure under the Agreement unless sixty days written notice of such claim of failure shall be served upon Buyer and unless Buyer shall have failed to remedy such claim within such sixty day period. Such notice of claim shall specify in detail the respects in which it is claimed the Buyer has failed to perform. Any such notice of claim must be served by Seller upon Buyer within twelve months of the time such claim is or could have been discovered, it being the intention of the parties to bar Seller's assertion of any claim more than twelve months after it arises, and by doing so, to supersede any otherwise applicable statute of limitations on claims by Seller.

     5. Seller warrants that neither all nor any part of the output, production or reserves of any of the wells listed on Exhibit A or any supplement thereto has ever been previously produced, dedicated or sold to or for Buyer or any other entity.

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     6.  In the event any tax is now or hereafter imposed on natural gas, or the production, severance, gathering, transporting, sale, delivery or use thereof, or upon the business or privilege of producing, severing, gathering, transporting, selling, delivering, or using natural gas, or if such tax is imposed in any other manner so as to constitute directly or indirectly a charge upon the gas delivered to Buyer hereunder, then the amount of such tax shall be borne by Seller so far as it affects or relates to or is apportionable to the activities of Seller with respect to the gas delivered to Buyer under the Agreement. In the event Buyer is required to pay such tax, the amount thereof may be deducted from the payments accruing to Seller under the Agreement.

     7. Seller shall pay or cause to be paid any royalty payments due or owed on the gas delivered under the Agreement, and shall indemnify and hold Buyer harmless from any responsibility, liability or obligation for payment of any such royalty. In the event Buyer is obligated by law to make any royalty payment directly to royalty owners which payment obligation would otherwise be, or is, the responsibility of Seller, Seller shall reimburse Buyer for any such payment or costs associated with such payment. If Seller fails to reimburse Buyer, Buyer may deduct the amounts of such payments and any costs associated with such payments from any amounts accruing to Seller under the Agreement.

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

                              ARTICLE XI
                             MISCELLANEOUS
                             -------------

     1. No waiver by either party of one or more failures or defaults of the other party in the performance of any provisions of the Agreement shall operate or be construed as a waiver of any future failures or defaults, whether of a like or different character.

     2. This Agreement and all of its provisions -- including the payment of the prices stated in it -- are subject to all federal, state and local laws and to the regulations or orders of any court or governmental agency with jurisdiction over it, but the Agreement shall be governed by and construed in accordance with the law of the State of Ohio, without giving effect to the principles of conflicts of laws of the State.

     3. This Agreement and its Exhibits constitute the entire agreement between Buyer and Seller with respect to its subject matter, and no modification of its terms and provisions shall be made or become effective except by execution of a supplementary written agreement.

     4. In the event any of the prices stated herein ever exceed the applicable Maximum Lawful Price under the Natural Gas Policy Act of 1978 or other legislation for the category of gas from any well subject to the Agreement, Buyer will be required to pay only the Maximum Lawful Price for the applicable category of gas.

     5. Seller shall not assign the Agreement, in whole or in part, without the written consent of Buyer which shall not be unreasonably withheld. All the covenants and obligations of this agreement shall extend to and be binding upon the successors and

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

assigns of the respective parties. Any sale, assignment, farmout or other disposition or agreement of or concerning the well or wells described herein shall be subject to and expressly made subject to, the Agreement.

     6. Should any provision of the Agreement be determined by any court or regulatory body having jurisdiction to be void, voidable or otherwise invalid, such determination shall have no effect on the remaining provisions of the Agreement to the extent the provision eliminated can be reasonably construed as severable from the remainder of the Agreement without materially altering the rights, obligations, and purposes of Buyer and Seller as reflected in the Agreement.

     IN WITNESS WHEREOF the parties have set their signatures by their officers duly authorized to do so the day and year first above written.

WITNESS:                           SELLER:

 /s/ LORI M. POWELL                By: /s/ ZACHARY T. TATUM
----------------------------       -------------------------------

 /s/ SHANNON A. TATUM                  President
----------------------------       -------------------------------


WITNESS:                           BUYER:


 /s/ BARRY YUGUAM                  By: /s/ BRUCE C. KLINH
----------------------------       -------------------------------

 /s/                                /s/ F.C. L
----------------------------       -------------------------------


GPC-LOW 6/91

Tatum Petroleum Corp.                                 Contract No.  10811


                           INTERMEDIATE TERM

                        GAS PURCHASE AGREEMENT


                           TABLE OF CONTENTS
                           -----------------


                                                                  Page

Article I     Term                                                   1

Article 11    Points of Delivery and Quality of Gas                  2

Article 111   Measurement                                            6

Article IV    Obligations to Take and Deliver Gas                    8

Article V     Price                                                 11

Article VI    Force Majeure                                         12

Article VII   Liability                                             13

Article VIII  Notices                                               14

Article IX    Production Period and Statement                       14

Article X     Further Obligations and Representations               14

Article XI    Miscellaneous                                         17

Exhibit
-------

    A - Dedicated Wells                                             19

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

                                                                    10811

                           INTERMEDIATE TERM

                        GAS PURCHASE AGREEMENT


     THIS AGREEMENT, (the "Agreement"), effective as of the 21st day of March, 1995, is entered into by and between TATUM PETROLEUM CORP. the "Seller," and EAST OHIO GAS, an Ohio corporation, the "Buyer."

                                 RECITAL
                                 -------

     WHEREAS Seller desires to sell and deliver to Buyer, and Buyer desires to purchase from Seller, at the Point(s) of Delivery specified in the Agreement, all the natural gas produced during the term of the Agreement from the Ohio well or wells described in Exhibit A attached and made a part of the Agreement, at the prices and upon and subject to the terms, conditions and limitations provided in the Agreement;

     NOW THEREFORE, in consideration of their mutual covenants and promises contained in the Agreement, Seller and Buyer agree as follows:

                               ARTICLE I
                                 TERM

     1. The Agreement shall continue in force for a term of two (2) years commencing at the beginning of the May 1995 Production Period and terminating at the end of the April 1997, Production Period, provided however, (1) that if at any time the delivery by Seller at the Point(s) of Delivery of gas from any well subject to the Agreement shall be less than an average of twenty thousand cubic feet per day for any Production Period in which the delivery or receipt of gas has not been interrupted pursuant to Articles II, IV or VI of the Agreement, then Buyer, at its sole option, may terminate the Agreement as to the gas produced from any such well, or from

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each of such wells if there are more than one, by giving Seller thirty days prior written notice of such termination, and, (2) that either Buyer or Seller may terminate the Agreement by giving the other thirty days written notice prior to the end of any Production Period, if the price to be paid pursuant to Article V has been frozen pursuant to the provisions of Article V, paragraph 2. No notice of termination or cancellation because of expiration of the term stated in this paragraph shall be required.

     2. During the term of the Agreement, Seller may make additional wells subject to this Agreement only with Buyer's consent pursuant to the execution by Buyer and Seller of supplements to Exhibit A identifying the well or wells to be added. The execution of such supplements shall be at Buyer's sole discretion and Buyer shall have no obligation to execute any such supplements. During the term of the Agreement, any abandonment of a well or wells listed on Exhibit A or any supplement thereto by Seller shall only be with the written permission and at the sole discretion of Buyer. Such permission shall not be unreasonably withheld.

     3. The Agreement shall not extend to any well listed on Exhibit A unless such well is turned on and gas from it is being received by Buyer at the Point(s) of Delivery within ninety days of the date of the Agreement.

4. Termination for any cause shall not affect either party's rights or duties arising; prior to such termination.

                              ARTICLE 11
                POINT(S) OF DELIVERY AND QUALITY OF GAS


     1. Seller shall promptly proceed with the construction of any necessary pipe line extending from the well or wells subject to the Agreement to the terminal point or points determined by Buyer, hereinafter referred to as the "Point(s) of Delivery." the Point(s) of Delivery shall be

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measuring stations furnished, constructed, owned, operated and maintained by Buyer, located on Buyer's pipe lines as now constructed or on any extension which may later be constructed. The sites for said measuring stations shall be furnished by Buyer, or, if by Seller, with rights of ingress and egress granted to Buyer. As soon as practicable after completion of a pipe line by Seller to a Point of Delivery, Buyer, at Seller's expense, shall construct the necessary gas measuring stations at the Point of Delivery, if no suitable measuring station then exists at the Point of Delivery. Prior to its construction if possible Buyer shall provide Seller with its best estimate of the costs of the measuring station, including station site. Seller shall pay Buyer an amount equal to the estimate provided by Buyer to Seller. Such payment, which will bear no interest, will be applied by Buyer toward the actual construction costs of the measuring station. Following the accumulation of all actual costs by Buyer for the measuring station, the parties shall reconcile any differences within thirty days. In the event construction of a new measuring station is not necessary at any Point of Delivery, Seller agrees to pay Buyer a meter use fee for all gas sold hereunder measured at such Point of Delivery. The fee shall be two cents per thousand cubic feet ("MCF") for all volumes actually delivered to Buyer by Seller through existing measuring equipment at the Point of Delivery. If no new measuring station is needed, the fee of two cents ($0.02) per MCF will be waived only if Seller paid previously for the construction of the existing measuring station. Buyer may at any time, at its option, install additional measuring equipment so as to individually meter the gas from any well subject to the Agreement. Seller may request that Buyer change any Point of Delivery after its location has been originally established. If Buyer, in its sole discretion, agrees to make such a change, all costs incurred by Buyer for any alternate site, for the movement of any measuring and regulating

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station equipment, or for any new or additional metering facilities, will be promptly reimbursed to Buyer by Seller after receipt of an itemized invoice.

     2. Seller's rights as Lessee under the terms of any lease pursuant to which any well subject to the Agreement is drilled, for the purposes of installing, operating, maintaining and removing any facilities and equipment, including measuring equipment, and its rights of ingress and egress to the well and measuring station, shall be extended to Buyer. Seller shall provide and maintain in good repair access roads, suitable for use by Buyer's vehicles, to all well sites and measuring stations. Should Seller not secure, provide and maintain both physical and legal access to any well or wells subject to the Agreement for Buyer, then Buyer shall, in its sole discretion, have the right to terminate the Agreement as to such well or wells.

     3. Seller may use such mechanical pressurization as it deems necessary to deliver gas to Buyer at the Point(s) of Delivery, but the gas shall be taken by Buyer against such pipe line pressures as Buyer in its sole judgment deems necessary to maintain in its pipe line system either by reason of its market demands and deliveries of gas into its pipe line system from other sources of supply or in accordance with good safety practices and requirement and the regulations of government authorities. Should Seller compress and pump the gas to be delivered to Buyer at the Point(s) of Delivery, Seller shall also install and maintain at its own expense the necessary equipment for the elimination or suppression of pulsations in the flowing gas that are created by compression equipment, and, in addition, Seller will install the necessary equipment to insure a flowing temperature not to exceed 120 degrees Fahrenheit at the Point(s) of Delivery.

     4. Buyer may at any time suspend the taking of gas hereunder for safety reasons or while making repairs or alterations to, or conducting tests of, its pipelines or other facilities. When practicable Buyer shall notify Seller in advance of its plans to suspend the taking of gas, giving

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its best estimate of the duration of the suspension. Such repairs, alterations or tests shall be completed with due diligence. Any period of suspension of Purchases pursuant to this paragraph shall be in addition to all other rights of Buyer to suspend purchases pursuant to the Agreement.

     5. Seller shall install and maintain at Seller's expense, the necessary equipment for separating and removing oil, water, salt, dust, sulfur or sulfur compounds, nitrogen or nitrogen compounds and other gaseous impurities, objectionable odors, and foreign matter or substances and mechanical pulsations from the gas before its delivery to Buyer at Point(s) of Delivery. Seller is obligated to deliver, to Buyer at the Point(s) of Delivery only such gas as is free from all substances or flowing conditions which might affect or impair its marketability or cause injury to or interference with the operation of the pipe lines, regulators, meters or other equipment of Buyer or Buyer's customers. Buyer may refuse at any time any gas which contains gaseous impurities or objectionable odors or otherwise does not meet Buyer's gas quality standards. Other than as provided for in this paragraph, however, the gas delivered to Buyer hereunder shall be delivered in its natural state without any of its component parts having been extracted.

     6. Seller at all times shall deliver to Buyer at the Point(s) of Delivery gas having a gross heating value of not less than 1,000 British thermal units per cubic foot at 14.73 pounds per square inch absolute ("PSIA"), sixty degrees Fahrenheit and saturated with water vapor. Seller shall deliver only such gas which does not contain more than 1/4 grain of hydrogen sulfide per 100 cubic feet of gas volume (8 ppm of sulfur, by weight) nor contain more than 3/4 grain of total sulfur per 100 cubic feet of gas volume (22 ppm of sulfur, by weight).

     7. If, by reason of the presence of any impurities in the gas delivered to Buyer, or as a result of any other act or failure to act which is inconsistent with the provisions of this Article II, any of Buyer's property or equipment is damaged or otherwise rendered inoperative, Buyer shall bill

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Seller, and Seller shall pay within fifteen days of receipt of an itemized invoice, for the cost of all necessary repairs, corrections and replacements.

     8. All pipe lines, fittings, and other properties furnished under the Agreement shall remain the property of the party furnishing the same who shall be solely responsible for the maintenance and operation thereof, and each party may remove its property at the termination of the Agreement, provided however, that any property the cost of which has been reimbursed to Buyer by Seller pursuant to paragraph 1 of this Article II shall remain the property of, and shall be operated and maintained by, Buyer.


                             ARTICLE  III
                              MEASUREMENT

     1. The unit of measurement for gas hereunder shall be one cubic foot of gas, and the term "cubic foot of gas" means a cubic foot of gas at a pressure of 14.73 PSIA and at a temperature of sixty degrees (60) Fahrenheit. For purposes of measurement and meter calibration, atmospheric pressure shall be assumed to be 14.4 pounds per square inch. All gas delivered to Buyer by Seller hereunder shall be measured by orifice or other measurement facility of standard type to be selected and furnished by Buyer. Orifice meters of Buyer shall be constructed and installed in accordance with the applicable provisions of the American National Standard "Orifice Metering of Natural Gas," ANSI/API 2530, First Edition, and any amendments thereto. The volumes of gas delivered to Buyer at pipeline pressures and temperatures shall be computed from meter records and converted into the cubic foot or MCF unit of measurement specified here in accordance with standard industry practice. Correction shall not be made for deviation from the Ideal Gas Laws. The temperature of the gas flowing through each meter is assumed to be sixty

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                                 Page 6
degrees (60) Fahrenheit, provided, however, that Buyer may at any time install a recording thermometer to record the temperatures of the gas flowing through the meter, in which event the arithmetic average of the hourly temperatures recorded shall thereafter be used in correcting the volumes delivered hereunder to the unit of measurement specified herein above.

     2. Buyer shall furnish, install and maintain in good condition all meters and regulating equipment at the Point(s) of Delivery. Buyer shall read the meters, which shall be accessible to inspection and examination by Seller at all reasonable times. If Seller challenges the accuracy of any meter or measuring equipment in use under this Agreement and desires to have the same tested, Buyer shall, if Seller desires, perform the test in the presence of Seller or Seller's representative. The cost of testing the meter shall be borne by Seller if the meter proves to be correct, and it shall be deemed correct if there shall be no greater variation than three percent (3%), either plus or minus. If the meter on test proves incorrect, then the cost of testing shall be borne by Buyer. If a meter does prove incorrect, as provided herein, the registration of such meter shall be corrected at the rate of such inaccuracy for a period agreed upon by the Buyer and Seller. In no event will the inaccuracy adjustment period exceed the lesser of one half the period of time from the last test, or the period from the first of the preceding Production Period prior to the date of challenge by either party. For the purpose of testing, the meter shall be tested and adjusted on the ground. During the time a meter is disconnected from the line, the gas delivered may be estimated by Buyer until the meter is again connected to the line, such estimate to be on the basis of the amount of gas registered at like pressures for like periods of time when the meter was registering accurately.

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

                              ARTICLE IV
                  OBLIGATIONS TO TAKE AND DELIVER GAS


     1. Subject to the terms and conditions of the Agreement, Buyer shall buy all the gas delivered to it by Seller at the Point(s) of Delivery, and Seller shall, and is obligated to use its best efforts to, produce, deliver and sell to Buyer all the gas owned, produced or purchased by Seller from all wells listed on Exhibit A on each day of the term of the Agreement, in an efficient and expeditious manner, other than that required for drilling operations with respect to such wells. However, if required by the terms of the oil and gas lease pursuant to which the gas subject to the Agreement is produced, Seller may also provide up to 300 MCF per year to one dwelling on the leased property from one well. Further, if required by the lease, each additional dwelling on the leased property, if any, may also be provided with up to 300 MCF per year if an additional well is producing gas on the leased property for each such additional dwelling. In no event shall any dwelling receive gas from more than one well, nor shall any well provide gas for more than one dwelling, no matter how many dwellings or wells are located on the leased property. If any other or greater volumes are diverted from Buyer, then, at Buyer's option, the price per MCF set forth in Article V will become, for all gas from each well from which excess volumes were diverted, the Short Term Spot Price being paid by Buyer at the time of the diversion, as such price may be amended by Buyer. The adjusted price shall continue for a period of one year and as long thereafter as the unauthorized diversion continues. Further, if the unauthorized diversion continues beyond one year, Buyer at its option may take any or all of the following actions: invoice Seller for the cost of the measuring station, impose a fee of two cents ($0.02) per MCF to pay for the costs of measuring the gas, if such fee is not already being charged, withhold such fees or costs from payments for gas volumes associated with the well or wells, and treat the

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diversion as a breach of the Agreement and pursue any or all legal and equitable remedies, including termination and specific performance. Buyer will immediately notify Seller in writing of any unauthorized diverted volumes it becomes aware of, and its actions in response thereto.

     2. It is understood and agreed, however, that Buyer's obligation to take gas from any well or wells subject to the Agreement, in addition to the limitations imposed elsewhere by the Agreement, is limited to two hundred and seventy five (275) days in each or any calendar year beginning January 1 and ending; December 31, except for the initial calendar year, being the year in which gas from each well listed on Exhibit A is first produced and delivered at the Point(s) of Delivery, during which period Buyer agrees to take gas at least seventy-five percent of the time remaining after the initial delivery date until the end of the initial calendar year. Pursuant to this paragraph Buyer may suspend taking gas at any time and for any reason, including price, but Buyer shall have the right to require delivery or the resumption of delivery of gas on each day of every year, subject to the terms of the Agreement.

     3. If Buyer wishes Seller to cease delivering gas from any or all wells subject to this Agreement pursuant to any provision of the Agreement, Buyer shall notify Seller by telephone or letter, and Seller, on receipt of such notice, shall immediately cease deliveries and shut in the well or wells as directed by Buyer. Should Seller fail to comply with Buyer's instructions within a reasonable time in Buyer's sole judgment, Buyer may take all action necessary to shut in such wells or otherwise interrupt the receipt of gas at the Point(s) of Delivery or elsewhere, without additional notice. If Buyer is unable to, or elects not to, shut in the wells or otherwise interrupt receipt of the gas in the event Seller fails to do so after receiving notice and instructions to do so pursuant to this paragraph, any continuing deliveries to Buyer after such notice shall be deemed to have been supplied by Seller to Buyer at no cost, and Buyer shall not be obligated to make

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any payments to Seller therefor. Wells shut in pursuant to this Article shall remain shut in and deliveries of gas from such wells shall not resume until Buyer in its sole discretion notifies Seller by telephone or letter that deliveries may be resumed. Buyer's right to recall shut-in gas and to resume purchases shall be absolute. Upon notice from Buyer Seller shall resume deliveries as soon as practicable.

     4. It is understood that Buyer has no obligation implied or expressed to take gas on more than two hundred and seventy five (275) days in any year nor on consecutive days nor any obligation to take any specific volume of gas nor gas from any specific well or wells during the periods in which Buyer is taking gas except as expressly provided for pursuant to the Agreement. It is the intent of the Parties by this provision to recognize that the nature, timing, frequency and duration of Buyer's shut-in of wells or other refusals to accept gas shall be at Buyer's sole discretion subject only to Buyer's express obligations to take gas in accordance with the terms of the Agreement. Buyer shall not be liable for any damages direct or indirect through loss of gas or otherwise sustained by Seller, its heirs, executors, administrators or assigns resulting from or arising out of the failure or refusal of the Buyer to take gas, or out of any actions incidental to its cessation of taking gas or shutting in of wells if such failure refusal or action is contemplated or permitted by the terms of the Agreement.

     5.  Buyer's rights to suspend the taking of gas pursuant to this
Article IV shall be in addition to its rights to suspend taking gas pursuant to any other provisions of the Agreement.

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

                               ARTICLE V
                                 PRICE


     1. The price to be paid by Buyer to Seller shall be $2.25 per MCF for each MCF received at the Point(s) of Delivery. The prices set forth in this
Article V represent the full and complete prices to be paid for gas subject to the Agreement as delivered to the Point(s) of Delivery. Buyer is not obligated to pay any additional or other prices than the prices set forth here, regardless of what it may pay for any other gas at any other time or date. The prices provided for in this Article shall be subject to the provisions of Article IV, paragraph 1; Article X, paragraph 1; and Article XI, paragraphs 2 and 4 of the Agreement.

     2. In no event shall the price paid hereunder ever exceed Buyer's current GCR. In any period when the provisions of this Article would produce that result, the price shall be frozen at the level of the current GCR, until any subsequent adjustment of either price or current GCR which results in the price pursuant to the Agreement being below the level of the current GCR, until any subsequent adjustment of either price or current GCR which results in the price pursuant to the Agreement being below the level of the then current GCR. In such event, no make-up payments shall be due or paid with-respect to amounts previously unpaid due to the GCR limit on the prices to be paid hereunder.

     3. If the method of calculating the GCR reflected in Buyer's rate schedules is materially changed in accordance with PUCO procedures, or if the use of a GCR is eliminated, then the price in effect as of the day of such change or elimination shall remain in effect for the duration of the term of the Agreement.

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                              ARTICLE VI
                             FORCE MAJEURE

     1. The term "Force Majeure" as used herein, and as applied to either party hereto, shall mean acts of the law, including governmental bodies acting pursuant to law, acts of God, strikes, lockouts, or other labor disturbances, acts of the public enemy, war, blockades, insurrections, riots, epidemics, fires, lightning, storms, floods, washouts, arrests, and restraint by government or people, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, freezing of wells or pipe lines, partial or entire failure of such wells, the necessity for making repair to or alteration of machinery or line of pipe, or any other cause, whether of the kind herein enumerated or otherwise, not reasonably within the control of the party invoking Force Majeure. It is understood that settlement of strikes, lockouts or labor disturbances shall be entirely within the discretion of the party having the difficulty and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or labor disturbances by acceding to the demands of an opposing party when such course is inadvisable in the discretion or judgment of the party having the difficulty.

     2. Neither party to this Agreement shall be liable for any damage or loss that may be occasioned by any failure, depletion, shortage, or interruption in the production of gas from a well, or any decline in natural pressure. In the event either party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payment of amounts due hereunder, then the obligations of such party, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused. However, the party claiming the existence of Force Majeure shall use all

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reasonable efforts to remedy promptly any situation which may interfere with the performance of its obligations under the Agreement.

     3. Neither Force Majeure or other causes or contingencies recognized pursuant to the Agreement shall relieve either party of liability or responsibility unless notice and full particulars are given in writing to the other by the party relying on such facts, as soon as reasonably practicable after the occurrence of the facts relied upon. Such facts shall not, however, in any event, release either party from liability in the event of its concurring negligence, nor from its obligations to make payments of amounts then due.

                              ARTICLE VII
                               LIABILITY


     1. Buyer and Seller shall each have responsibility for, and shall indemnify and hold the other, its agents, employees, officers, directors and parent, harmless from and against, any claim, demand, action, liability, cost, expense (including reasonable attorneys' fees), damages or loss, arising from or because of anything which may be done or may happen or arise with respect to the gas while it is within its own control as defined in Article X, paragraph 2 of the Agreement.

     2. Neither Buyer nor Seller shall be liable in damages to the other for any interruption in, or for any act, omission, or circumstance occasioned by or in consequence of, or related to, any such interruption, if such interruption is contemplated by any provision of the Agreement.

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

                             ARTICLE VIII
                                NOTICES


     Notices to Buyer required under or relating to the Agreement shall be addressed to it at P.O. Box 5759, Cleveland, Ohio 44101-0759, Attention:
Manager, Appalachian Gas Supply (216/736-5365). All notices and payments to Seller required under or relating to the Agreement shall be made and mailed to:

                         Mr. Zachary T. Tatum
                         Tatum Petroleum Corp.
                      667 E. Lakeview Plaza Blvd.
                         Worthington OH 43085
                            (614) 888-3637


                              ARTICLE IX
                    PRODUCTION PERIOD AND STATEMENT


     1. Deliveries of gas to the Point(s) of Delivery shall be measured during Production Periods. Production Periods shall be periods of between twenty-eight and thirty-five days. Production Periods shall be identified by the name of the month in which the period ends.

     2. Once each month Buyer shall render a statement setting forth the total quantity of gas received at the Point(s) of Delivery during the prior month's Production Period, and any payment due to Seller. Any such payments may be reduced by amounts due to Buyer from Seller pursuant to any provision of the Agreement.

                               ARTICLE X
                FURTHER OBLIGATION AND REPRESENTATIONS

     1. Seller warrants that all of the gas sold and delivered to Buyer has been produced from wells in Ohio, that it has good, marketable title to the gas sold as and when delivered to Buyer at the Point(s) of Delivery, and that gas so delivered is free from all liens and encumbrances. Seller covenants and agrees to indemnify Buyer, its officers and directors, parents and affiliates, for,

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

and save them harmless from, all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or attributable to the adverse claims of any and all other persons or parties to the gas delivered to Buyer hereunder; provided, however, that if any person or party makes claim to any gas delivered to Buyer hereunder adverse to Seller's claim of ownership thereof, or obtains a lien or encumbrance against the same, Buyer may withhold payment for such gas without liability for the payment of interest on the amounts withheld, until such adverse claim or lien is released or disposed of by the parties or by final court action and may pay such withheld amount or amounts to the party or parties finally determined to be entitled thereto.

     2. Seller shall be deemed to be in control and possession of the gas sold by it hereunder until it shall have been delivered to Buyer at the Point(s) of Delivery, after which delivery Buyer shall be deemed to be in control and possession thereof. Buyer shall have no responsibility with respect to any gas sold to it hereunder until it is delivered at any such delivery point, and no responsibility therefor because of anything which may be done, or may happen or arise with respect to said gas before delivery to Buyer at such delivery point; and Seller shall have no responsibility with respect to said gas after its delivery to Buyer and no responsibility because of anything which may be done or may happen or arise with respect to said gas after its delivery to Buyer at such delivery point, except that nothing contained herein shall release Seller from its obligations pursuant to Articles II and X of the Agreement.

     3. No action shall be brought by Seller against Buyer on account of any claimed failure under the Agreement unless sixty days written notice of such claim of failure shall be served upon Buyer and unless Buyer shall have failed to remedy such claim within such sixty day period. Such notice of claim shall specify in detail the respects in which it is claimed the Buyer has failed to perform. Any such notice of claim must be served by Seller upon Buyer within twelve

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

months of the time such claim is or could have been discovered, it being the intention of the parties to bar Seller's assertion of any claim more than twelve months after it arises, and by doing so to supersede any otherwise applicable statute of limitations on claims by Seller.

     4. Seller warrants that if any of the output, production or reserves of any of the wells listed on Exhibit A has ever been previously produced, dedicated or sold to or for Buyer or any other entity, as to such output, production, and wells, Seller has secured all necessary and appropriate releases from all prior owners, producers, buyers or claimants.

     5. In the event any tax is now or hereafter imposed on natural gas, or the production, severance, gathering, transporting, sale, delivery or use thereof, or upon the business or privilege of producing, severing, gathering, transporting, selling, delivering, or using natural gas, or if such tax is imposed in any other manner so as to constitute directly or indirectly a charge upon the gas delivered to Buyer hereunder, then the amount of such tax shall be borne by Seller so far as it affects or relates to or is apportionable to the activities of Seller with respect to the gas delivered to Buyer under the Agreement. In the event Buyer is required to pay such tax, the amount thereof may be deducted from the payments accruing to Seller under the Agreement.

     6. Seller shall pay or cause to be paid any royalty payments due or owed on the gas delivered under the Agreement, and shall indemnify and hold Buyer harmless from any responsibility, liability or obligation for payment of any such royalty. In the event Buyer is obligated by law to make any royalty payment directly to royalty owners which payment obligation would otherwise be, or is, the responsibility of Seller, Seller shall reimburse Buyer for any such payment or costs associated with such payment. If Seller fails to reimburse Buyer, Buyer may deduct the amounts of such payments and any costs associated with such payments from any amounts accruing; to Seller under the Agreement.

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                                 Page 16

                              ARTICLE XI
                             MISCELLANEOUS


     1. No waiver by either party of one or more failures or defaults of the other party in the performance of any provisions of the Agreement shall operate or be construed as a waiver of any future failures or defaults, whether of a like or different character.

     2. This Agreement and all of its provisions - including the payment of the prices stated in it - are subject to all federal, state and local laws and to the regulations or orders of any court or governmental agency with jurisdiction over it, but the Agreement shall be governed by and construed in accordance with the law of the State of Ohio, without giving effect to the principles of conflicts of laws of the State.

     3. This Agreement and its Exhibits constitute the entire agreement between Buyer and Seller with respect to its subject matter, and no modification of its terms and provisions shall be made or become effective except by execution of a supplementary written agreement.

     4. In the event any of the prices stated herein ever exceed the applicable Maximum Lawful Price under the Natural Gas Policy Act of 1978 or other legislation for the category of gas from any well subject to the Agreement, Buyer will be required to pay only the Maximum Lawful Price for the applicable category of gas.

     5. Seller shall not assign the Agreement, in whole or in part, without the written consent of Buyer which shall not be unreasonably withheld. All the covenants and obligations of this agreement shall extend to and be binding upon the successors and assigns of the respective parties. Any sale, assignment, farmout or other disposition or agreement of or concerning the well or wells described herein shall be subject to and expressly made subject to, the Agreement.

GPA-INT

     6. Should any provision of the Agreement be determined by any court or regulatory body having jurisdiction to be void, voidable or otherwise invalid, such determination shall have no effect on the remaining: provisions of the Agreement to the extent the provision eliminated can be, reasonably construed as severable from the remainder of the Agreement without materially altering the rights, obligations, and purposes of Buyer and Seller as reflected in the Agreement.

     IN WITNESS WHEREOF the parties have set their signatures by their officers duly authorized to do so the day and year first above written.

WITNESS:                           SELLER:
                                   TATUM PETROLEUM CORP.


 /s/                               By: /s/ ZACHARY T. TATUM
----------------------------       -------------------------------

 /s/ LORI POWELL                        President
----------------------------       -------------------------------
                                          Title

WITNESS:                           BUYER:
                                   EAST OHIO GAS

 /s/ BARRY YUGUAM                  By: /s/ BRUCE C. KLINH
----------------------------       -------------------------------
                                      Vice President

 /s/                                /s/ F.C. L
----------------------------       -------------------------------
                                      Secretary



GPA-INT

Tatum Petroleum Corp.                                      Contract 11286

                           INTERMEDIATE TERM

                        GAS PURCHASE AGREEMENT


                           TABLE OF CONTENTS
                           -----------------

RECITAL                                                              1
ARTICLE I  TERM                                                      1
ARTICLE II  POINT(S) OF DELIVERY AND QUALITY OF GAS                  3
ARTICLE III  MEASUREMENT                                             6
ARTICLE IV  OBLIGATIONS TO TAKE AND DELIVER GAS                      8
ARTICLE V  PRICE                                                    11
ARTICLE VI  FORCE MAJEURE                                           12
ARTICLE VII LIABILITY                                               14
ARTICLE VIII  NOTICES                                               14
ARTICLE IX  PRODUCTION PERIOD AND STATEMENT                         15
ARTICLE X  FURTHER OBLIGATIONS AND REPRESENTATIONS                  15
ARTICLE XI  MISCELLANEOUS                                           18
EXHIBIT A DEDICATED WELLS                                           20

                           INTERMEDIATE TERM
                        GAS PURCHASE AGREEMENT


     THIS AGREEMENT, (the "Agreement"), effective as of the 4th day of June, 1996, is entered into by and between TATUM PETROLEUM CORPORATION, the "Seller," and EAST OHIO GAS, an Ohio corporation, the "Buyer."

                                RECITAL

     WHEREAS Seller desires to sell and deliver to Buyer, and Buyer desires to purchase from Seller, at the Point(s) of Delivery specified in the Agreement, all the natural gas produced during the term of the Agreement from the Ohio well or wells described in Exhibit A attached and made a part of the Agreement, at the prices and upon and subject to the terms, conditions and limitations provided in the Agreement;

     NOW THEREFORE, in consideration of their mutual covenants and promises contained in the Agreement, Seller and Buyer agree as follows:

                               ARTICLE I

                                 TERM

     1. The Agreement shall continue in force for a term of one (1) year, commencing at the beginning of the June 1996 production period and terminating at the end of the May 1997 production period, provided however,
(1) that if at any time the delivery by Seller at the Point(s) of Delivery of gas from any well subject to the Agreement shall be less than an average of twenty thousand cubic feet per day for any Production Period in which the delivery or receipt of gas has not been interrupted pursuant to Articles II, IV or VI of the Agreement, then Buyer, at its sole

GPA-INT                                                Contract No. 11286
option, may terminate the Agreement as to the gas produced from any such well, or from each of such wells if there are more than one, by giving Seller thirty (30) days prior written notice of such termination, and, (2) that either Buyer or Seller may terminate the Agreement by giving the other thirty (30) days written notice prior to the end of any Production Period, if the price to be paid pursuant to Article V has been frozen pursuant to the provisions of Article V, paragraph 2. No notice of termination or cancellation because of expiration of the term stated in this paragraph shall be required.

     2. During the term of the Agreement, Seller may make additional wells subject to this Agreement only with Buyer's consent pursuant to the execution by Buyer and Seller of supplements to Exhibit A identifying the well or wells to be added. The execution of such supplements shall be at Buyer's sole discretion and Buyer shall have no obligation to execute any such supplements. During the term of the Agreement, any abandonment of a well or wells listed on Exhibit A or any supplement thereto by Seller shall only be with the written permission and at the sole discretion of Buyer. Such permission shall not be unreasonably withheld.

     3. The Agreement shall not extend to any well listed on Exhibit A unless such well is turned on and gas from it is being received by Buyer at the Point(s) of Delivery within ninety (90) days of the date of the Agreement.

     4. Termination for any cause shall not affect either party's rights or duties arising prior to such termination.

GPA-INT                                                Contract No. 11286

                              ARTICLE II
                POINT(S) OF DELIVERY AND QUALITY OF GAS


     1. Seller shall promptly proceed with the construction of any necessary pipe line extending from the well or wells subject to the Agreement to the terminal point or points determined by Buyer, hereinafter referred to as the "Point(s) of Delivery." The Point(s) of Delivery shall be measuring stations furnished, constructed, owned, operated and maintained by Buyer, located on Buyer's pipe lines as now constructed or on any extension which may later be constructed. The sites for said measuring stations shall be furnished by Buyer, or, if by Seller, with rights of ingress and egress granted to Buyer. As soon as practicable after completion of a pipe line by Seller to a Point of Delivery, Buyer, at Seller's expense, shall construct the necessary gas measuring stations or approve Seller's construction of the measuring station to Buyer's specifications at the Point of Delivery, if no suitable measuring station then exists at the Point of Delivery. Prior to its construction if possible Buyer shall provide Seller with its best estimate of the costs of the measuring station, including station site. Seller shall pay Buyer an amount equal to the estimate provided by Buyer to Seller. Such payment, which will bear no interest, will be applied by Buyer toward the actual construction costs of the measuring station. Following the accumulation of all actual costs by Buyer for the measuring station, the parties shall reconcile any differences within thirty (30) days. In the event construction of a new measuring station is not necessary at any Point of Delivery, Seller agrees to pay Buyer a meter use fee for all gas sold hereunder measured at such Point of Delivery. The fee shall be two cents ($0.02) per thousand cubic feet ("MCF") for all volumes actually delivered to Buyer by Seller through existing measuring equipment at the Point of Delivery. If no new measuring station is needed, the fee of two cents ($0.02) per MCF will be

GPA-INT                                                Contract No. 11286
waived only if Seller paid previously for the construction of the existing measuring station. Buyer may at any time, at its option, install additional measuring equipment so as to individually meter the gas from any well subject to the Agreement. Seller may request that Buyer change any Point of Delivery after its location has been originally established. If Buyer, in its sole discretion, agrees to make such a change, all costs incurred by Buyer for any alternate site, for the movement of any measuring and regulating station equipment, or for any new or additional metering facilities, will be promptly reimbursed to Buyer by Seller after receipt of an itemized invoice.

     2. Seller's rights as Lessee under the terms of any lease pursuant to which any well subject to the Agreement is drilled, for the purposes of installing, operating, maintaining and removing any facilities and equipment, including measuring equipment, and its rights of ingress and egress to the well and measuring station, shall be extended to Buyer. Seller shall provide and maintain in good repair access roads, suitable for use by Buyer's vehicles, to all well sites and measuring stations. Should Seller not secure, provide and maintain both physical and legal access to any well or wells subject to the Agreement for Buyer, then Buyer shall, in its sole discretion, have the right to terminate the Agreement as to such well or wells.

     3. Seller may use such mechanical pressurization as it deems necessary to deliver gas to Buyer at the Point(s) of Delivery, but the gas shall be taken by Buyer against such pipe line pressures as Buyer in its sole judgment deems necessary to maintain in its pipe line system either by reason of its market demands and deliveries of gas into its pipe line system from other sources of supply or in accordance with good safety practices and requirements and the regulations of government authorities. Should Seller compress and pump the gas to be delivered to Buyer at the Point(s) of

GPA-INT                                                Contract No. 11286

Delivery, Seller shall also install and maintain at its own expense the necessary equipment for the elimination or suppression of pulsations in the flowing gas that are created by compression equipment, and, in addition, Seller will install the necessary equipment to insure a flowing temperature not to exceed 120 degrees Fahrenheit at the Point(s) of Delivery.

     4. Buyer may at any time suspend the taking of gas hereunder for safety reasons or while making repairs or alterations to, or conducting tests of, its pipelines or other facilities. When practicable Buyer shall notify Seller in advance of its plans to suspend the taking of gas, giving its best estimate of the duration of the suspension. Such repairs, alterations or tests shall be completed with due diligence. Any period of suspension of Purchases pursuant to this paragraph shall be in addition to all other rights of Buyer to suspend purchases pursuant to the Agreement.

     5. Seller shall install and maintain at Seller's expense, the necessary equipment for separating and removing oil, water, salt, dust, sulfur or sulfur compounds, nitrogen or nitrogen compounds and other gaseous impurities, objectionable odors, and foreign matter or substances and mechanical pulsations from the gas before its delivery to Buyer at Point(s) of Delivery. Seller is obligated to deliver, to Buyer at the Point(s) of Delivery only such gas as is free from all substances or flowing conditions which might affect or impair its marketability or cause injury to or interference with the operation of the pipe lines, regulators, meters or other equipment of Buyer or Buyer's customers. Buyer may refuse at any time any gas which contains gaseous impurities or objectionable odors or otherwise does not meet Buyer's gas quality standards. Other than as provided for in this paragraph, however, the gas delivered to Buyer hereunder shall be delivered in its natural state without any of its component parts having been extracted.


GPA-INT                                                Contract No. 11286

     6. Seller at all times shall deliver to Buyer at the Point(s) of Delivery gas having a gross heating value of not less than 1,000 British thermal units per cubic foot at 14.73 pounds per square inch absolute ("PSIA"), sixty degrees (60) Fahrenheit and saturated with water vapor. Seller shall deliver only such gas which does not contain more than 1/4 grain of hydrogen sulfide per 100 cubic feet of gas volume (8 ppm of sulfur, by weight) nor contain more than 3/4 grain of total sulfur per 100 cubic feet of gas volume (22 ppm of sulfur, by weight).

     7. If, by reason of the presence of any impurities in the gas delivered to Buyer, or as a result of any other act or failure to act which is inconsistent with the provisions of this Article II, any of Buyer's property or equipment is damaged or otherwise rendered inoperative, Buyer shall bill Seller, and Seller shall pay within fifteen (15) days of receipt of an itemized invoice, for the cost of all necessary repairs, corrections and replacements.

     8. All pipe lines, fittings, and other properties furnished under the Agreement shall remain the property of the party furnishing the same who shall be solely responsible for the maintenance and operation thereof, and each party may remove its property at the termination of the Agreement, provided however, that any property the cost of which has been reimbursed to Buyer by Seller pursuant to paragraph 1 of this Article II shall remain the property of, and shall be operated and maintained by, Buyer.


                              ARTICLE III
                              MEASUREMENT

     1. The unit of measurement for gas hereunder shall be one cubic foot of gas, and the term "cubic foot of gas" means a cubic foot of gas at a pressure of 14.73 PSIA and at a temperature of

GPA-INT                                                Contract No. 11286
sixty degrees (60) Fahrenheit. For purposes of measurement and meter calibration, atmospheric pressure shall be assumed to be 14.4 pounds per square inch. All gas delivered to Buyer by Seller hereunder shall be measured by orifice or other measurement facility of standard type to be selected and furnished by Buyer. Orifice meters of Buyer shall be constructed and installed in accordance with the applicable provisions of the American National Standard "Orifice Metering of Natural Gas," ANSI/API 2530, First Edition, and any amendments thereto. The volumes of gas delivered to Buyer at pipeline pressures and temperatures shall be computed from meter records and converted into the cubic foot or MCF unit of measurement specified here in accordance with standard industry practice. Correction shall not be made for deviation from the Ideal Gas Laws. The temperature of the gas flowing through each meter is assumed to be sixty degrees (60) Fahrenheit, provided, however, that Buyer may at any time install a recording thermometer to record the temperatures of the gas flowing through the meter, in which event the arithmetic average of the hourly temperatures recorded shall thereafter be used in correcting the volumes delivered hereunder to the unit of measurement specified herein above.

     2. Buyer shall furnish, install and maintain in good condition all meters and regulating equipment at the Point(s) of Delivery. Buyer shall read the meters, which shall be accessible to inspection and examination by Seller at all reasonable times. If Seller challenges the accuracy of any meter or measuring equipment in use under this Agreement and desires to have the same tested, Buyer shall, if Seller desires, perform the test in the presence of Seller or Seller's representative. The cost of testing the meter shall be borne by Seller if the meter proves to be correct, and it shall be deemed correct if there shall be no greater variation than three percent

GPA-INT                                                Contract No. 11286

(3%), either plus or minus. If the meter on test proves incorrect, then the cost of testing shall be borne by Buyer. If a meter does prove incorrect, as provided herein, the registration of such meter shall be corrected at the rate of such inaccuracy for a period agreed upon by the Buyer and Seller. In no event will the inaccuracy adjustment period exceed the lesser of one half the period of time from the last test, or the period from the first of the preceding Production Period prior to the date of challenge by either party. For the purpose of testing, the meter shall be tested and adjusted on the ground. During the time a meter is disconnected from the line, the gas delivered may be estimated by Buyer until the meter is again connected to the line, such estimate to be on the basis of the amount of gas registered at like pressures for like periods of time when the meter was registering accurately.

                              ARTICLE IV
                  OBLIGATIONS TO TAKE AND DELIVER GAS

     1. Subject to the terms and conditions of the Agreement, Buyer shall buy all the gas delivered to it by Seller at the Point(s) of Delivery, and Seller shall, and is obligated to use its best efforts to, produce, deliver and sell to Buyer all the gas owned, produced or purchased by Seller from all wells listed on Exhibit A on each day of the term of the Agreement, in an efficient and expeditious manner, other than that required for drilling operations with respect to such wells. However, if required by the terms of the oil and gas lease pursuant to which the gas subject to the Agreement is produced, Seller may also provide up to 300 MCF per year to one dwelling on the leased property from one well. Further, if required by the lease, each additional dwelling on the leased property, if any, may also be provided with up to 300 MCF per year if an additional well is

GPA-INT                                                Contract No. 11286
producing gas on the leased property for each such additional dwelling. In no event shall any dwelling receive gas from more than one well, nor shall any well provide gas for more than one dwelling, no matter how many dwellings or wells are located on the leased property. If any other or greater volumes are diverted from Buyer, then, at Buyer's option, the price per MCF set forth in Article V will become, for all gas from each well from which excess volumes were diverted, the Short Term Spot Price being paid by Buyer at the time of the diversion, as such price may be amended by Buyer. The adjusted price shall continue for a period of one year and as long thereafter as the unauthorized diversion continues. Further, if the unauthorized diversion continues beyond one year, Buyer at its option may take any or all of the following actions: invoice Seller for the cost of the measuring station, impose a fee of two cents ($0.02) per MCF to pay for the costs of measuring the gas, if such fee is not already being charged, withhold such fees or costs from payments for gas volumes associated with the well or wells, and treat the diversion as a breach of the Agreement and pursue any or all legal and equitable remedies, including termination and specific performance. Buyer will immediately notify Seller in writing of any unauthorized diverted volumes it becomes aware of, and its actions in response thereto.

     2. It is understood and agreed, however, that Buyer's obligation to take gas from any well or wells subject to the Agreement, in addition to the limitations imposed elsewhere by the Agreement, is limited to two hundred and seventy five (275) days in each or any calendar year beginning January 1 and ending December 31, except for the initial calendar year, being the year in which gas from each well listed on Exhibit A is first produced and delivered at the Point(s) of Delivery, during which period Buyer agrees to take gas at least seventy-five percent of the time

GPA-INT                                                Contract No. 11286
remaining after the initial delivery date until the end of the initial calendar year. Pursuant to this paragraph Buyer may suspend taking gas at any time and for any reason, including price, but Buyer shall have the right to require delivery or the resumption of delivery of gas on each day of every year, subject to the terms of the Agreement.

     3. If Buyer wishes Seller to cease delivering gas from any or all wells subject to this Agreement pursuant to any provision of the Agreement, Buyer shall notify Seller by telephone, facsimile, or letter, and Seller, on receipt of such notice, shall immediately cease deliveries and shut in the well or wells as directed by Buyer. Should Seller fail to comply with Buyer's instructions within a reasonable time in Buyer's sole judgment, Buyer may take all action necessary to shut in such wells or otherwise interrupt the receipt of gas at the Point(s) of Delivery or elsewhere, without additional notice. If Buyer is unable to, or elects not to, shut in the wells or otherwise interrupt receipt of the gas in the event Seller fails to do so after receiving notice and instructions to do so pursuant to this paragraph, any continuing deliveries to Buyer after such notice shall be deemed to have been supplied by Seller to Buyer at no cost, and Buyer shall not be obligated to make any payments to Seller therefor. Wells shut in pursuant to this Article shall remain shut in, and deliveries of gas from such wells shall not resume, until Buyer in its sole discretion notifies Seller, by telephone, facsimile, or letter, that deliveries may be resumed. Buyer's right to recall shut-in gas and to resume purchases shall be absolute. Upon notice from Buyer, Seller shall resume deliveries as soon as practicable.

     4. It is understood that Buyer has no obligation, implied or expressed, to take gas on more than two hundred and seventy five (275) days in any year, nor on consecutive days, nor any

GPA-INT                                                Contract No. 11286
obligation to take any specific volume of gas, nor gas from any specific well or wells during the periods in which Buyer is taking gas, except as expressly provided for pursuant to the Agreement. It is the intent of the Parties, by this provision, to recognize that the nature, timing, frequency and duration of Buyer's shut-in of wells or other refusals to accept gas shall be at Buyer's sole discretion, subject only to Buyer's express obligations to take gas in accordance with the terms of the Agreement. Buyer shall not be liable for any damages, direct or indirect, through loss of gas, or otherwise, sustained by Seller, its heirs, executors, administrators or assigns, resulting from or arising out of the failure or refusal of the Buyer to take gas, or out of any actions incidental to its cessation of taking gas, or shutting in of wells, if such failure, refusal or action is contemplated or permitted by the terms of the Agreement.

     5.  Buyer's rights to suspend the taking of gas pursuant to this
Article IV shall be in addition to its rights to suspend taking gas pursuant to any other provisions of the Agreement.

                                ARTICLE
                                 PRICE


     1. The price to be paid by Buyer to Seller shall be NYMEX plus $0.45 per MCF for each MCF received at the Point(s) of Delivery. The NYMEX for each month will be the settlement price of the NYMEX natural gas futures contract (at the Henry Hub) for the last day during which the contract is traded for such month. The NYMEX contract for the calendar month will be used to price the corresponding production month (i.e., the November NYMEX contract will be used to price November production; the December NYMEX contract will be used to price December production). The prices set forth in this Article V represent the full and complete prices to be

GPA-INT                                                Contract No. 11286
paid for gas subject to the Agreement as delivered to the Point(s) of Delivery. Buyer is not obligated to pay any additional or other prices than the prices set forth here, regardless of what it may pay for any other gas at any other time or date. The prices provided for in this Article shall be subject to the provisions of Article IV, paragraph 1; Article X, paragraph 1; and Article XI, paragraphs 2 and 4 of the Agreement.

     2. In no event shall the price paid hereunder ever exceed Buyer's current GCR. In any period when the provisions of this Article would produce that result, the price shall be frozen at the level of the current GCR, until any subsequent adjustment of either price or current GCR which results in the price pursuant to the Agreement being below the level of the current GCR. In such event, no make-up payments shall be due or paid with respect to amounts previously unpaid due to the GCR limit on the prices to be paid hereunder.

     3. If the method of calculating the GCR reflected in Buyer's rate schedules is materially changed in accordance with PUCO procedures, or if the use of a GCR is eliminated, then the price in effect as of the day of such change or elimination shall remain in effect for the duration of the term of the Agreement.

                              ARTICLE VI
                             FORCE MAJEURE

     1. The term "Force Majeure" as used herein, and as applied to either party hereto, shall mean acts of the law, including governmental bodies acting pursuant to law, acts of God, strikes, lockouts, or other labor disturbances, acts of the public enemy, war, blockades, insurrections, riots, epidemics, fires, lightning, storms, floods, washouts, arrests, and restraint by government or people, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe,

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                                 Page 12
freezing of wells or pipe lines, partial or entire failure of such wells, the necessity for making repair to or alteration of machinery or line of pipe, or any other cause, whether of the kind herein enumerated or otherwise, not reasonably within the control of the party invoking Force Majeure. It is understood that settlement of strikes, lockouts or labor disturbances shall be entirely within the discretion of the party having the difficulty and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or labor disturbances by acceding to the demands of an opposing party when such course is inadvisable in the discretion or judgment of the party having the difficulty.

     2. Neither party to this Agreement shall be liable for any damage or loss that may be occasioned by any failure, depletion, shortage, or interruption in the production of gas from a well, or any decline in natural pressure. In the event either patty is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payment of amounts due hereunder, then the obligations of such party, so far as they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused. However, the party claiming the existence of Force Majeure shall use all reasonable efforts to remedy promptly any situation which may interfere with the performance of its obligations under the Agreement.

     3. Neither Force Majeure or other causes or contingencies recognized pursuant to the Agreement shall relieve either party of liability or responsibility unless notice and full particulars are given in writing to the other by the party relying on such facts, as soon as reasonably practicable after the occurrence of the facts relied upon. Such facts shall not, however, in any

GPA-INT                                                Contract No. 11286
event, release either party from liability in the event of its concurring negligence, nor from its obligations to make payments of amounts then due.

                              ARTICLE VII
                               LIABILITY

     1. Buyer and Seller shall each have responsibility for, and shall indemnify and hold the other, its agents, employees, officers, directors and parent, harmless from and against, any claim, demand, action, liability, cost, expense (including reasonable attorneys' fees), damages or loss, arising from or because of anything which may be done or may happen or arise with respect to the gas while it is within its own control as defined in Article X, paragraph 2 of the Agreement.

     2. Neither Buyer nor Seller shall be liable in damages to the other for any interruption in, or for any act, omission, or circumstance occasioned by or in consequence of, or related to, any such interruption, if such interruption is contemplated by any provision of the Agreement.

                             ARTICLE VIII
                                NOTICES


     Notices to Buyer required under or relating to the Agreement shall be addressed to it at P.O. Box 5759, Cleveland, Ohio 44101-0759, Attention:
Manager, Appalachian Gas Supply (216/736-5365). All notices and payments to Seller required under or relating to the Agreement shall be made and mailed to:

     Mr. Zachary T. Tatum
     Tatum Petroleum Corp.
     667 E. Lakeview Plaza Blvd.
     Worthington, OH 43085
     Phone: (614) 888-3637
     Fax: (614) 888-3621

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                                 Page 14

                              ARTICLE IX

                   PRODUCTION PERIOD AND STATEMENT


     1. Deliveries of gas to the Point(s) of Delivery shall be measured during Production Periods. Production Periods shall be periods of between twenty-eight (28) and thirty-five (35) days. Production Periods shall be identified by the name of the month in which the period ends.

     2. Once each month Buyer shall render a statement setting forth the total quantity of gas received at the Point(s) of Delivery during the prior month's Production Period, and any payment due to Seller. Any such payments may be, reduced by amounts due to Buyer from Seller pursuant to any provision of the Agreement.

                               ARTICLE X
                FURTHER OBLIGATIONS AND REPRESENTATIONS


     1. Seller warrants that all of the gas sold and delivered to Buyer has been produced from wells in Ohio, that it has good, marketable title to the gas sold as and when delivered to Buyer at the Point(s) of Delivery, and that gas so delivered is free from all liens and encumbrances. Seller covenants and agrees to indemnify Buyer, its officers and directors, parents and affiliates, for, and save them harmless from, all suits, actions, debts, accounts, damages, costs, losses and expenses arising from or attributable to the adverse claims of any and all other persons or parties to the gas delivered to Buyer hereunder, provided, however, that if any person or party makes claim to any gas delivered to Buyer hereunder adverse to Seller's claim of ownership thereof, or obtains a lien or encumbrance against the same, Buyer may withhold payment for such gas without liability for the payment of interest on the amounts withheld, until such adverse claim or lien is released or

GPA-INT                                                Contract No. 11286
disposed of by the parties or by final court action and may pay such withheld amount or amounts to the party or parties finally determined to be entitled thereto.

     2. Seller shall be deemed to be in control and possession of the gas sold by it hereunder until it shall have been delivered to Buyer at the Point(s) of Delivery, after which delivery Buyer shall be deemed to be in control and possession thereof. Buyer shall have no responsibility with respect to any gas sold to it hereunder until it is delivered at any such delivery point, and no responsibility therefore because of anything which may be done, or may happen or arise with respect to said gas before delivery to Buyer at such delivery point; and Seller shall have no responsibility with respect to said gas after its delivery to Buyer and no responsibility because of anything which may be done or may happen or arise with respect to said gas after its delivery to Buyer at such delivery point, except that nothing contained herein shall release Seller from its obligations pursuant to Articles II and X of the Agreement.

     3. No action shall be brought by Seller against Buyer on account of any claimed failure under the Agreement unless sixty (60) days written notice of such claim of failure shall be served upon Buyer and unless Buyer shall have failed to remedy such claim within such sixty day period. Such notice of claim shall specify in detail the respects in which it is claimed the Buyer has failed to perform. Any such notice of claim must be served by Seller upon Buyer within twelve months of the time such claim is or could have been discovered, it being the intention of the parties to bar Seller's assertion of any claim more than twelve months after it arises, and by doing so to supersede any otherwise applicable statute of limitations on claims by Seller.

GPA-INT                                                Contract No. 11286

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

     4. Seller warrants that if any of the output, production or reserves of any of the wells listed on Exhibit A has ever been previously produced, dedicated or sold to or for Buyer or any other entity, as to such output, production, and wells, Seller has secured all necessary and appropriate releases from all prior owners, producers, buyers or claimants.

     5. In the event any tax is now or hereafter imposed on natural gas, or the production, severance, gathering, transporting, sale, delivery or use thereof, or upon the business or privilege of producing, severing, gathering, transporting, selling, delivering, or using natural gas, or if such tax is imposed in any other manner so as to constitute directly or indirectly a charge upon the gas delivered to Buyer hereunder, then the amount of such tax shall be borne by Seller so far as it affects or relates to or is apportionable to the activities of Seller with respect to the gas delivered to Buyer under the Agreement. In the event Buyer is required to pay such tax, the amount thereof may be deducted from the payments accruing to Seller under the Agreement.

     6. Seller shall pay or cause to be paid any royalty payments due or owed on the gas delivered under the Agreement, and shall indemnify and hold Buyer harmless from any responsibility, liability or obligation for payment of any such royalty. In the event Buyer is obligated by law to make any royalty payment directly to royalty owners which payment obligation would otherwise be, or is, the responsibility of Seller, Seller shall reimburse Buyer for any such payment or costs associated with such payment. If Seller fails to reimburse Buyer, Buyer may deduct the amounts of such payments and any costs associated with such payments from any amounts accruing to Seller under the Agreement.

GPA-INT                                                Contract No. 11286

                              ARTICLE XI
                             MISCELLANEOUS

     1. No waiver by either party of one or more failures or defaults of the other party in the performance of any provisions of the Agreement shall operate or be construed as a waiver of any future failures or defaults, whether of a like or different character.

     2. This Agreement and all of its provisions -- including the payment of the prices stated in it -- are subject to all federal, state and local laws and to the regulations or orders of any court or governmental agency with jurisdiction over it, but the Agreement shall be governed by and construed in accordance with the law of the State of Ohio, without giving effect to the principles of conflicts of laws of the State.

     3. This Agreement and its Exhibits constitute the entire agreement between Buyer and Seller with respect to its subject matter, and no modification of its terms and provisions shall be made or become effective except by execution of a supplementary written agreement.

     4. In the event any of the prices stated herein ever exceed the applicable Maximum Lawful Price under the Natural Gas Policy Act of 1978 or other legislation for the category of gas from any well subject to the Agreement, Buyer will be required to pay only the Maximum Lawful Price for the applicable category of gas.

     5. Seller shall not assign the Agreement, in whole or in part, without the written consent of Buyer which shall not be unreasonably withheld. All the covenants and obligations of this agreement shall extend to and be binding upon the successors and assigns of the respective parties. Any sale, assignment, farmout or other disposition or agreement of or concerning the well or wells described herein shall be subject to and expressly made subject to, the Agreement.

GPA-INT                                                Contract No. 11286

     6. Should any provision of the Agreement be determined by any court or regulatory body having jurisdiction to be void, voidable or otherwise invalid, such determination shall have no effect on the remaining provisions of the Agreement to the extent the provision eliminated can be, reasonably construed as severable from the remainder of the Agreement without materially altering the rights, obligations, and purposes of Buyer and Seller as reflected in the Agreement.

     IN WITNESS WHEREOF the parties have set their signatures by their officers duly authorized to do so the day and year first above written.

WITNESS:                           SELLER:
                                   TATUM PETROLEUM CORPORATION


 /s/                               By: /s/ ZACHARY T. TATUM
---------------------------        -------------------------------



/s/ LORI POWELL                          PRESIDENT
---------------------------        -------------------------------
                                            TITLE

WITNESS:                           BUYER:
                                   EAST OHIO GAS


/s/ EILEEN M. OCONNOR              By: /s/ BRUCE C. KLINH
---------------------------        -------------------------------
                                    Senior Vice President

/s/                                /s/
---------------------------        -------------------------------
                                     Secretary


GPA-INT                                                Contract No. 11286